BARON

FUNDS®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Baron Discovery Fund

Baron Durable Advantage Fund

Supplement dated May 26, 2020

to Statement of Additional Information dated January 28, 2020

A Joint Special Meeting of Shareholders (the “Meeting”) of Baron Investment Funds Trust, a Massachusetts business trust (“BIFT”), and Baron Select Funds, a Delaware statutory trust (“BSF” and, together with BIFT, the “Trusts”), was held in a virtual format on Friday, May 22, 2020, at 2:00 pm, to elect seven members of the Board of Trustees of each of the Trusts, each to serve for an indefinite term and until his or her successor is duly elected and qualified. At the Meeting, the following Independent Trustees were elected: Thomas J. Folliard, Abraham (Avi) Nachmany, Raymond Noveck, Anita Rosenberg, David A. Silverman, Marvelle Sullivan and Alex Yemenidjian. Messrs. Harold Milner and Norman Edelcup retired from the Board and Messrs. Alex Yemenidjian and Thomas J. Folliard were appointed as members of the Audit Committee on this day.

Effective May 22, 2020, the Statement of Additional Information of Baron Investment Funds Trust is modified as follows:

All references to Norman S. Edelcup and Harold W. Milner on pages 18, 19, 21, 23 and 24 of the SAI are deleted in their entirety.

On page 19 of the SAI under the column “Position(s) Held With the Funds” for Abraham (Avi) Nachmany “Advisory Board Member” is deleted and replaced with “Trustee.”

On page 19 of the SAI under the column “Principal Occupation(s) During the Past Five Years” for Abraham (Avi) Nachmany, the following sentence is added: “Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).”

On page 19, the following is added for Marvelle Sullivan under David A. Silverman, M.D.:

Marvelle Sullivan 767 Fifth Avenue New York, NY 10153 Age: 41	Trustee	<1	Founder and CEO: Marvelle Co. LLC (4/2019-Present); Managing Director: J.P. Morgan (2017-2019); Global Head of M&A: Novaritis (2009-2017); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2/2020- Present); Trustee: Baron Investment Funds Trust and Baron Select Funds (5/2020-Present).	Director: GSK/ Novaritis Joint Venture (2014-2017)

On page 20 of the SAI, the first sentence of the first full paragraph is deleted in its entirety and replaced with: “Each Trustee, except for Anita Rosenberg who was appointed as a Trustee in May of 2013, Thomas J. Folliard who was appointed as Trustee in August of 2017, Abraham (Avi) Nachmany and Marvelle Sullivan who were appointed as Trustees in May of 2020, has been a Board member of the Trust and and the Board of the Baron mutual funds of Baron Select Funds for at least 14 years.”

On page 21 of the SAI, the first sentence of the fifth full paragraph is deleted in its entirety and replaced with the following sentence: “Abraham (Avi) Nachmany—Mr. Nachmany was an Advisory Board Member of the Trust and the Board of the Baron mutual funds of Baron Select Funds Trust from May of 2019 to May of 2020 and has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Select Funds since May of 2020.”

On page 22 of the SAI, the following paragraph for Marvelle Sullivan is added under David A. Silverman, MD: “Marvelle Sullivan—Mrs. Sullivan was an Advisory Board Member of the Trust and the Board of the Baron mutual funds of Baron Select Funds from February of 2020 to May of 2020 and has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Select Funds since May of 2020. Ms. Sullivan is the founder and CEO of Marvelle Co., a business production company that works with boards, CEOs, executives, entrepreneurs and investor groups to identify, create and grow the innovative business models that will shape the future of healthcare. A lawyer by training, before founding her firm Ms. Sullivan was a Managing Director at J.P. Morgan from August 2017 to April 2019, where she was responsible for creating its healthcare venture with Amazon and Berkshire Hathaway. Before

J.P. Morgan, she was with Novartis for ten years at its headquarters in Switzerland, where she served as Global Head of M&A and also served on the board of directors of the Novartis-GSK Consumer Health joint venture. Ms. Sullivan began her career at the London offices of the global law firm Allen & Overy, specializing in capital markets and M&A.”

On page 23, the Trustee compensation table is revised to add the following two rows:

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2019 and from the Fund Complex for the calendar year ended December 31, 2019:

Abraham (Avi) Nachmany*	$41,795	N/A	N/A	$115,049

Marvelle Sullivan*	N/A	N/A	N/A	N/A

*	Abraham (Avi) Nachmany served as Advisory Board Member from May 2019 until May 2020 when he was appointed as Trustee. Marvelle Sullivan served as Advisory Board Member from February 2020 until May 2020 when she was appointed as Trustee.

On page 23 of the SAI under “Board Committees.” the third sentence of the first full paragraph is deleted in its entirety and replaced with: “The Audit Committee is currently comprised of the following members: Raymond Noveck, Alex Yemenidjian and Thomas Folliard.”

On page 25 of the SAI, the asterisk and corresponding footnote following “Avi Nachmany” are deleted in their entirety.

On page 25 of the SAI, the following for Marvelle Sullivan is added to the Trustee Ownership of Fund Shares Table under Avi Nachmany:

	Name of Trustee	Dollar Range of Equity Securities in the Funds Registered Investment Companies	Aggregate Dollar Range of Equity Securities in All Overseen by Trustee and Family of Invest Companies
Marvelle Sullivan	Baron Asset Fund	$0
	Baron Growth Fund	$0
	Baron Small Cap Fund	$0
	Baron Opportunity Fund	$0
	Baron Fifth Avenue Growth Fund	$0
	Baron Discovery Fund	$0
	Baron Durable Advantage Fund	$0	$0

This information supplements the Statement of Additional Information dated January 28, 2020. This Supplement and the Statement of Additional Information constitute a current statement of additional information. To request a copy of the Prospectus and Statement of Additional Information, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

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